[LOGO OMITTED]

                              THE CENTRAL EUROPEAN
                               EQUITY FUND, INC.*

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2003

*As of June 25, 2003 the name of the Fund is changed to The Central Europe and Russia Fund, Inc.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Central European Equity Fund, Inc.* is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. On June 24, 2003 the Fund's shareholders voted to expand its core investments to include Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.


--------------------------------------------------------------------------------
THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING INEUROPEAN EQUITIES MANAGED BY THEDEUTSCHE BANK GROUP:
o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).
o New Germany Fund--investing primarily in the middlemarket German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).
o Central European Equity Fund*--investing primarily in Central and Eastern European companies as well as in Russia.
Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------


8156

[LOGO OMITTED]


                              THE CENTRAL EUROPEAN
                                EQUITY FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 25, 2003

Dear Shareholder,
   We are pleased to report that for the first six months ended April 30, 2003, the Central European Equity Fund's net asset value per share rose 12.9%, while the Fund's benchmark rose 12.7% in US dollar terms. The region continues to outperform developed markets; during the same period, the S&P 500 Index rose 3.5% and the MSCI Europe Index rose 2.7%.
   Russia was the best performing country from the Fund's portfolio, gaining over 20% during the six month period in US dollar terms. Yukos announced last month it agreed to merge with the Russian oil company Sibneft to create one of the world's largest oil companies. Its shares rose over 26%. While Russian oil and gas stocks continued to perform well, all other sectors performed strongly as well. The Fund's two telecommunications stocks were both up over 40% in local terms. Norilsk Nickel, the metals and mining company rose almost 15%, and the Fund's shares in a tracking vehicle for the Russian bank Sberbank rose more than 22%. The ADR shares of Unified Energy System, the electric utilities company, rose over 47%. In our opinion, the breadth of the market rally is a positive sign of the sustainability of strong global interest in Russia's equity market.
   In April, Hungary became one of the first countries to hold a public referendum on joining the European Union. The Hungarian market slightly outperformed the region, rising 14.1% in US dollar terms. Economically, the country continues to do well. OTP Bank's GDR shares rose 22.3% during the same period, MATAV, the telecommunications company rose 25%, and Gedeon Richter, the pharmaceutical company, GDR shares rose over 40%.
   The Czech Republic rose 9.7% during the six month period, with the strongest performance coming from Unipetrol, which rose over 44%. Poland's equity market underperformed the region, rising just 1.2% in US dollar terms. Poland is still suffering from the central bank's excessive monetary tightening 2 years ago. Since then, the central bank has reversed course and lowered interest rates 21 times. Poland's economic growth this year is expected to double the level of growth achieved last year.
   At the May 9, 2003 meeting, the Board of Directors of your Fund moved to take advantage of the positive changes that we believe are taking place in Russia by approving increased flexibility for the Fund to invest in Russia. This recommendation was approved by shareholders at the June 24, 2003 Annual Meeting. The changes establish a fundamental policy to invest at least 80% of the Fund's net assets in both Central Europe and Russia. The Fund's name is changing to The Central Europe and Russia Fund, Inc. Its NYSE ticker symbol will remain "CEE."
   Also at the May 9th Board Meeting, the Board of Directors elected Mr. Fred H. Langhammer, President and Chief Executive Officer of The Estee Lauder Companies Inc., and Mr. Eggert Voscherau, Vice Chairman of BASF as Directors of your Fund, replacing retiring Directors Dr. Juergen Strube and Hans Storr. Last July, Mr. Otto Wolff von Amerongen also retired as Director of the Fund. Mr. Langhammer had previously been Managing Director of Estee Lauder Germany. He was educated in Germany, Canada and Japan, and is now based in New York. Mr. Voscherau is based in Germany.
   We believe the Fund continues to be an attractive investment opportunity. Economic growth outpaces other European markets while valuations remain attractive.
   Sincerely,




   /S/ SIGNATURE           /S/ SIGNATURE

   Christian Strenger      Richard T. Hale
   Chairman                President


--------------------------------------------------------------------------------
FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT WWW.CEEFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF APRIL 30, 2003
--------------------------------------------------------------------------------


STATISTICS:
Net Assets .................................................   $141,282,807
Shares Outstanding .........................................      7,854,163
NAV Per Share ..............................................         $17.99



DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 RECORD                           ORDINARY           LT CAPITAL
  DATE                             INCOME               GAINS             TOTAL
 -------                          --------           ----------           -----
11/19/01 .......................    $0.23                  --             $0.23
11/16/98 .......................    $0.14                  --             $0.14
9/1/98 .........................    $0.01               $0.01             $0.02
11/17/97 .......................    $1.54               $5.01             $6.55
9/3/97 .........................       --               $0.02             $0.02
12/19/96 .......................    $0.11               $1.79             $1.90



TOTAL RETURNS:
                                             FOR THE SIX                   FOR THE YEARS ENDED OCTOBER 31,
                                            MONTHS ENDED     -----------------------------------------------------------
                                           APRIL 30, 2003       2002        2001        2000         1999       1998
                                           --------------    --------    ---------     --------     --------   --------
Net Asset Value ...........................     12.93%        17.05%     (14.31)%        .94%        2.48%    (26.09)%
Market Value ..............................     11.70%        23.43%      (7.79)%      (5.00)%      (3.29)%   (22.89)%
Benchmark .................................     12.73%(1)     14.68%(2)  (20.40)%(3)    2.05%(4)    19.31%(4) (24.68)%(4)

--------------------------------------------------------------------------------
(1) Represents 85% CECE/15% RTX.
(2) Represents the CECE Index.
(3) Represents the customized MSCI Index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, 2001.
(4) Represents the MSCI Index.



OTHER INFORMATION:
NYSE Ticker Symbol ................................................    CEE
NASDAQ Symbol .....................................................  XCEEX
Dividend Reinvestment Plan ........................................    Yes
Voluntary Cash Purchase Program ...................................    Yes
Annual Expense Ratio ..............................................  1.51%

--------------------------------------------------------------------------------
FUND PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS, AND IS NOT INDICATIVE OF FUTURE RESULTS.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES).

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2003
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                    --------
 1. Telekomunikacja Polska                          10.5
 2. Bank Pekao                                       8.4
 3. OTP Bank                                         8.3
 4. Matav                                            7.8
 5. Polski Koncern Naftowy                           7.4

                                                    % of
                                                  Portfolio
                                                    --------
 6. Mol Magyar Olaj-ES Gazipari                      7.0
 7. Gedeon Richter                                   5.0
 8. Yukos                                            4.7
 9. Lukoil                                           4.6
10. Cesky Telecom                                    3.8


[MAP GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA IN PRINTED GRAPHIC AS FOLLOWS:
Russia 16.4%
Poland 39.7%
Czech Republic 12.9%
Austria 1.4%
Hungary 28.8%
Croatia 0.8%

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

QUESTION: How attractive are the countries that are expected to join the European Union after their strong outperformance over the past 2 years?

ANSWER: The equity markets of Poland, Hungary and the Czech Republic remain attractive. Economic growth for the region is expected to be higher than the average for the world economy for three reasons. First, the region has been receiving large amounts of foreign direct investment. Central Europe is very attractive to companies seeking to expand into untapped markets and to those looking to take advantage of relatively cheap labor. Second, interest rates have been gradually converging to the levels of Western Europe. Historically, lower interest rates make investment projects more attractive and stimulate economic activity. Third, emerging economies joining the European Union have historically benefited from the affiliation with the more developed Western European countries.

QUESTION: What will be the benefits of the proposed reduction in Polish Corporate Income Tax?

ANSWER:  The Polish  Government has proposed to reduce the corporate  income tax
(CIT) to 19%, down eight percentage points from the current 27%. Although its passage is still uncertain, if approved this cut could have a strong effect on corporate earnings, employment and economic growth. The proposal must still be approved by the government and the Parliament, but current sentiment leads us to believe it will pass by the end of the year. The tax cut will be dependent on the removal of all tax breaks, allowances and deductions that reduce the nominal income tax. The government estimated the 2003 effective tax rate to be 23.7%, reducing the underlying tax reduction to 4.7%, still a meaningful reduction. The lower CIT may improve Poland's competitive position relative to other countries in the region and may give an added boost to the Polish equity market. A lower tax rate could also attract foreign investors and increase the number of foreign firms looking to do business in Poland.

QUESTION: What is the progress of the 10 candidate countries in becoming members of the European Union?

ANSWER: The EU membership negotiations are making good progress. By the end of the summer, all the candidate countries are expected to have held referendums to get the public's approval to join the EU. To date, 7 countries have completed this task with success. Hungary's referendum was held in April and 83.8% of those voting voted in favor of joining the EU. In Poland, 77.5% voted in favor, and in the Czech Republic 77.3% also voted in favor. The other four countries, Malta, Slovenia, Slovakia and Lithuania, all showed strong public support for joining the EU. The accession to the EU represents a strong anchor for the candidate countries' economic and structural policies. Foreign investors are increasingly realizing this, as fund flows (representing direct investment and portfolio investments) have reached record levels in Poland, Hungary and the Czech Republic. It is our belief that these countries should be able to realize even higher growth rates than the EU itself if they continue to implement further structural reforms. It is this higher growth potential that makes these countries very attractive to invest in.


Hanspeter  Ackermann,  Chief  Investment  Officer of the Central European Equity
Fund

June 25, 2003

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------


ECONOMIC OUTLOOK FOR THE CENTRAL
EUROPEAN ECONOMIES

POLAND
On May 28th, Poland's central bank reduced its main interest rate for the fifth time this year after a steep decline in inflation. Poland's intervention rate now stands at a record low of 5.5%, while two years ago the intervention rate stood at 19%. The steep reduction in borrowing costs helped pull the economy out of its worst slowdown since the end of communism. We are basing our portfolio decisions on the view that reduction in interest rates will continue as inflation has been brought down from its peak of 11.6% in July 2000, to a record low of 0.3% this past April. For 2003, we expect Poland's economy to grow 2.6%, more than twice the 1.2% growth achieved during 2002. The effects of the interest rates cuts take time to work their way into the economy and their full effects will be felt in 2004, with an estimated GDP growth of 4.0%. Poland's current account deficit is expected to remain below 4% of GDP this year on the back of strong exports. In USD terms, exports were up 33% year on year ending February, while imports were up 17%. On June 8th, Poland held a referendum on Poland's entry into the European Union, with 77.5% of those voting supporting accession to the EU.

HUNGARY
Hungary has continued to be the best performing country in the region in terms of economic activity, with estimated GDP growth of 3.6% this year and 4.1% next year. In addition, there has been a significant decline in inflation, falling from 9.2% in 2001 to 5.1% this year. Hungary's economic performance has been quite extraordinary given the country's large exposure to foreign trade with Western Europe. Hungary has successfully stimulated domestic demand, particularly the construction and service sectors, through its loose fiscal policy. Private consumption benefited from wage hikes in the public sector and large-scale public investment projects. Many of these large public projects are being funded by the substantial amounts of foreign capital that Hungary has attracted over the past few years. Hungary was one of the first countries to hold a referendum on joining the European Union, with 84% of those voting supporting accession.

RUSSIA
Russia's economic performance has been both remarkably strong and stable over the past couple of years, at a time when most economies experienced a considerable drop-off in economic performance. In 2002, Russia's economy grew 4.3% and is expected to grow 4.2% both this year and in 2004. Economic growth over the next 2 years is expected to be significantly higher than in developed Europe and the US. The key factor in the strong performance of the Russian economy has been oil and natural gas exports. The oil riches have not only fueled the real economy, but they have also improved the Russian financial situation. Russia is one of the few countries in the world with surpluses in both the federal budget and the current account. As a result, Russia was able to repay some of its foreign debts before maturity and raise its foreign exchange reserves to $44 billion. Russia is potentially the biggest oil producer in the world and it could become over time the biggest oil exporter. In this respect, three developments are noteworthy. First, the $6.75 billion investment by BP in a joint venture with three Russian oil companies represents the biggest single direct investment in Russia. Second, a political decision to build a private pipeline and expand port facilities in Murmansk are aimed at increasing oil exports to the US. Third, a merger of two big Russian oil companies, with an output of 24 million barrels per day, will become the fifth biggest oil producer in the world. To reduce the country's dependence on oil, the minister of finance has submitted a proposal to create a stabilization fund that would be used to cushion the economy from the negative impact of potentially lower oil proceeds.

CZECH REPUBLIC
The Czech economy has continued to perform relatively well, considering the persistent weakness in Western Europe. The initial data for 2002 were revised upwards as the negative impact of last year's flooding has diminished. Real growth in 2002 was 2.5%, and the outlook calls for growth of 3.0% this year and 3.6% in 2004, as both monetary and fiscal policies remain stimulative. The Czech National Bank began easing interest rates relatively early, and together with an expansionary fiscal policy provided sufficient stimulus to the economy. Inflation has been subdued, falling from 4.8% in 2001 to 1.2% this year and unemployment has also been gradually declining, falling from 8.5% last year to 8.0% this year. The Czech Republic held its public referendum on joining the EU on June 15th, with 77.3% in favor.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

   The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years and the six months ended April 30, 2003 are as follows:

                                                                                                           Six months
                                                                                                              ended
Fiscal year                          1998          1999           2000          2001           2002          4/30/03
                                  -----------   -----------    -----------   -----------    -----------  --------------
Shares repurchased                 2,680,954     1,270,800      1,106,500      686,975        201,600        84,300
Shares issued for
   dividend reinvestment           2,082,693      66,019           --            --           96,643           --

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

   The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. The Voluntary Cash Purchase Program and Dividend Reinvestment Plan has been amended to allow enrollment in the Plan by making an initial cash deposit of at least $250 with the plan agent.

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------

   The Fund collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Fund but only for those stockholders whose shares are registered in their names. We do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name" such as brokers or banks.
   We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.
   We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------

INVESTMENTS IN POLISH
    COMMON STOCKS--38.7%
            BANKS--10.4%
  134,746   Bank Pekao .....................  $  3,028,199
   38,000   Bank Pekao (ADR)+ ..............       826,500
  355,000   Bank Pekao (GDR) ...............     7,721,250
   52,539   Bank Prezemyslowo-Handlowy .....     3,107,182
                                              ------------
                                                14,683,131
                                              ------------
            COMPUTER & PERIPHERALS--0.9%
   57,938   Computerland* ..................     1,294,448
                                              ------------
            CONSTRUCTION & ENGINEERING--1.1%
  227,759   Budimex* .......................     1,514,603
                                              ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--10.9%
1,191,504   Netia Holdings-New* ............       901,966
2,223,207   Telekomunikacja Polska .........     7,509,058
1,690,000   Telekomunikacja
              Polska (ADR)+ ................     5,644,600
  395,000   Telekomunikacja
              Polska (GDR) .................     1,319,300
                                              ------------
                                                15,374,924
                                              ------------
            HOUSEHOLD DURABLES--1.7%
  190,000   Cersanit-Krasnystaw* ...........     2,402,155
                                              ------------
            MEDIA--1.2%
    6,315   Agora* .........................        67,723
    8,600   Agora (GDR)* ...................        91,418
  150,800   Agora (GDR)*+ ..................     1,603,004
                                              ------------
                                                 1,762,145
                                              ------------
            METAL & MINING--1.9%
  836,710   KGHM Polska Miedz* .............     2,540,150
   40,000   KGHM Polska Miedz (GDR)* .......       240,000
                                              ------------
                                                 2,780,150
                                              ------------
            OIL & GAS--7.2%
  736,102   Polski Koncern Naftowy .........     3,473,001
  149,500   Polski Koncern
              Naftowy (GDR) ................     1,397,825
  570,000   Polski Koncern
              Naftowy (GDR)+ ...............     5,329,500
                                              ------------
                                                10,200,326
                                              ------------
            REAL ESTATE--1.8%
  256,000   Echo Investment* ...............     2,503,141
                                              ------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------

            SOFTWARE--1.6%
    5,275   Prokom Software* ...............  $    170,542
  128,758   Prokom Software (GDR)* .........     2,047,252
                                              ------------
                                                 2,217,794
                                              ------------
            Total Investments in Polish
              Common Stocks
              (cost $52,957,649) ...........    54,732,817
                                              ------------

INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--28.2%
            BANKS--8.1%
  337,400   OTP Bank* ......................     3,618,990
  365,000   OTP Bank (GDR)* ................     7,876,700
                                              ------------
                                                11,495,690
                                              ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--7.6%
1,049,804   Matav ..........................     4,132,749
  338,000   Matav (ADR) ....................     6,560,580
                                              ------------
                                                10,693,329
                                              ------------
            OIL & GAS--6.8%
  105,000   Mol Magyar Olaj-ES
              Gazipari .....................     2,738,219
  266,000   Mol Magyar Olaj-ES Gazipari
              (GDR) ........................     6,881,420
                                              ------------
                                                 9,619,639
                                              ------------
            PHARMACEUTICALS--5.7%
   32,665   Egis ...........................     1,148,142
   60,089   Gedeon Richter .................     4,360,397
   35,000   Gedeon Richter (GDR) ...........     2,502,500
                                              ------------
                                                 8,011,039
                                              ------------
            Total Investments in Hungarian
              Common Stocks
              (cost $25,403,232) ...........    39,819,697
                                              ------------

INVESTMENTS IN RUSSIAN
    SECURITIES--16.1%
            COMMON STOCKS--15.6%
            BANKS--0.7%
        3   UBS Sberbank PERLES* ...........     1,030,500
                                              ------------
            ELECTRIC UTILITIES--1.3%
  118,000   Unified Energy
              Systems (GDR) ................     1,787,700
                                              ------------


See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------

            METAL & MINING--1.7%
  105,000   JSC MMC Norilsk Nickel
              (ADR)* .......................  $  2,400,300
                                              ------------
            OIL & GAS--10.0%
   20,000   Gazprom (ADR) ..................       315,000
   91,500   Lukoil (ADR) ...................     6,331,800
   30,000   Sibneft (ADR) ..................       699,300
   52,000   Vostok Nafta
              Investment (SDR)* ............       287,317
   37,150   Yukos (ADR) ....................     6,501,250
                                              ------------
                                                14,134,667
                                              ------------
            WIRELESS TELECOMMUNICATION SERVICES--1.9%
   35,000   Mobile Telesystems (GDR)* ......     1,662,500
   25,000   Vimpel Communications
              (ADR)* .......................       996,500
                                              ------------
                                                 2,659,000
                                              ------------
            Total Common Stocks
              (cost $16,501,725) ...........    22,012,167
                                              ------------
            PREFERRED STOCK--0.5%
            ELECTRIC UTILITIES--0.5%
   50,000   Unified Energy Systems (ADR)
              (cost $655,809) ..............       660,000
                                              ------------
            Total Investments in
              Russian Securities
              (cost $17,157,534) ...........    22,672,167
                                              ------------

INVESTMENTS IN CZECH REPUBLIC
    COMMON STOCKS--12.6%
            BANKS--3.6%
    4,500   Komercni Banka* ................       313,886
  209,996   Komercni Banka (GDR)* ..........     4,787,909
                                              ------------
                                                 5,101,795
                                              ------------
            CHEMICALS--0.3%
  250,000   Unipetrol* .....................       417,096
                                              ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
  451,000   Cesky Telecom* .................     5,231,863
                                              ------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------

            INDUSTRIAL
            CONGLOMERATES--3.4%
1,296,000   Ceske Energeticke Zavody .......  $  4,848,901
                                              ------------
            MEDIA--0.5%
  101,730   Ceske Radiokomunikace
              (GDR)* .......................       658,702
                                              ------------
            TOBACCO--1.1%
    3,850   Philip Morris Cr ...............     1,510,152
                                              ------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $13,123,184) ...........    17,768,509
                                              ------------

INVESTMENT IN AUSTRIAN
    COMMON STOCK--1.3%
            BANKS--1.3%
   23,685   Erste Bank Der Oester Spark
              (cost $1,650,079) ............     1,874,061
                                              ------------

INVESTMENT IN CROATIAN
    COMMON STOCK--0.8%
            PHARMACEUTICALS--0.8%
   85,000   Pliva D.D. (GDR)
              (cost $1,086,400) ............     1,168,750
                                              ------------
            Total Investments--97.7%
              (cost $111,378,078) ..........   138,036,001
            Cash and other assets in excess
              of liabilities--2.3% .........     3,246,806
                                              ------------

            NET ASSETS--100.0% .............  $141,282,807
                                              ============


--------------------------------------------------------------------------------
* Non-income producing security.
+ 144A -- Restricted to resale to institutional investors only.
  ADR -- American Depository Receipt
  GDR -- Global Depository Receipt
  SDR --  Swedish Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $111,378,078) ..............................................................   $138,036,001
Cash and foreign currency (cost $5,842,423) ............................................................      5,877,429
Dividend receivable ....................................................................................        765,172
Foreign withholding tax refund receivable ..............................................................         64,635
Interest receivable ....................................................................................          1,353
Other assets ...........................................................................................         17,280
                                                                                                          ---------------
   Total assets ........................................................................................    144,761,870
                                                                                                          ---------------
LIABILITIES
Payable for securities purchased .......................................................................      3,211,099
Management fee payable .................................................................................         67,614
Investment advisory fee payable ........................................................................         35,229
Payable for shares repurchased .........................................................................         35,920
Payable for Directors' fees and expenses ...............................................................         17,500
Accrued expenses and accounts payable ..................................................................        111,701
                                                                                                          ---------------
   Total liabilities ...................................................................................      3,479,063
                                                                                                          ---------------
NET ASSETS .............................................................................................   $141,282,807
                                                                                                          ===============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ..............................................   $225,293,405
Cost of 5,651,812 shares held in treasury ..............................................................    (83,176,315)
Accumulated net realized loss on investments and foreign currency transactions .........................    (27,502,314)
Net unrealized appreciation of investments and foreign currency ........................................     26,668,031
                                                                                                          ---------------
Net assets .............................................................................................   $141,282,807
                                                                                                          ===============

Net asset value per share ($141,282,807 / 7,854,163 shares of common stock issued and outstanding) .....          $17.99
                                                                                                                 ========


See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      FOR THE
                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                   APRIL 30, 2003
                                                                                   --------------
NET INVESTMENT LOSS
Investment income
   Dividends (net of foreign withholding taxes of $136,319) .....................      $ 880,032
   Interest .....................................................................          5,286
                                                                                   ---------------
Total investment income .........................................................        885,318
                                                                                   ---------------
Expenses
   Management fee ...............................................................        407,714
   Investment advisory fee ......................................................        212,447
   Custodian and Transfer Agent's fees and expenses .............................        115,612
   Reports to shareholders ......................................................         61,964
   Directors' fees and expenses .................................................         52,346
   Legal fee ....................................................................         66,200
   Audit fee ....................................................................         27,500
   NYSE listing fee .............................................................         16,625
   Miscellaneous ................................................................         22,012
                                                                                   ---------------
   Total expenses before custody credits* .......................................        982,420
   Less: custody credits ........................................................         (4,304)
                                                                                   ---------------
   Net expenses .................................................................        978,116
                                                                                   ---------------
Net investment loss .............................................................        (92,798)
                                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ..................................................................        446,695
   Foreign currency transactions ................................................        (27,044)
Net change in unrealized appreciation/depreciation on:
   Investments ..................................................................     15,672,660
   Translation of other assets and liabilities from foreign currency ............          5,830
                                                                                   ---------------
Net gain on investments and foreign currency transactions .......................     16,098,141
                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................    $16,005,343
                                                                                   ===============

-----------------------------------
* The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                                    APRIL 30, 2003      OCTOBER 31, 2002
                                                                                   ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss ..........................................................    $    (92,798)       $   (551,673)
   Net realized gain (loss) on:
     Investments ................................................................         446,695          (6,812,935)
     Foreign currency transactions ..............................................         (27,044)           (245,256)
   Net change in unrealized appreciation/depreciation on:
     Investments ................................................................      15,672,660          26,064,511
     Translation of other assets and liabilities
       from foreign currency ....................................................           5,830              73,710
                                                                                     ------------        ------------
   Net increase in net assets resulting from operations .........................      16,005,343          18,528,357
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income ........................................................          --                (773,235)
   Net realized foreign currency gains ..........................................          --              (1,075,073)
                                                                                     ------------        ------------
   Total distributions to shareholders (a) ......................................          --              (1,848,308)
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
     (0 and 96,643 shares, respectively) ........................................          --               1,107,536
   Cost of shares repurchased (84,300 and 201,600 shares,
     respectively) ..............................................................      (1,189,090)         (2,534,344)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions ...................      (1,189,090)         (1,426,808)
                                                                                     ------------        ------------
Total increase in net assets ....................................................      14,816,253          15,253,241

NET ASSETS
Beginning of period .............................................................     126,466,554         111,213,313
                                                                                     ------------        ------------
End of period (including undistributed net investment
   income of $-0- as of April 30,
   2003 and October 31, 2002) ...................................................    $141,282,807        $126,466,554
                                                                                     ============        ============

----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary income.

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES
The Central European Equity Fund, Inc. (formerly The Future Germany Fund, Inc. or the "Fund") commenced investment operations on March 6, 1990 as a non-diversified, closed-end management investment company incorporated in Maryland. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2003  (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ---------
Undistributed net investment income ............  $92,798
Paid-in capital ................................  (92,798)

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS
The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES
For the six months ended April 30, 2003, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $5,665 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.



Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.


NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2003 were $30,651,078 and $31,094,785, respectively.

The cost of investments at April 30, 2003 was $111,486,880 for United States Federal income tax purposes. Accordingly, as of April 30, 2003, net unrealized appreciation of investments aggregated $26,549,121, of which $32,767,141 and $6,218,020 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2002 of approximately $27.8 million, of which $6.0 million, $15.0 million and $6.8 million will expire in 2006, 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.


NOTE 5. CAPITAL
During the six months ended April 30, 2003 and the year ended October 31, 2002, the Fund purchased 84,300 and 201,600 of its shares of common stock on the open market at a total cost of $1,189,090 and $2,534,344, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 15.3% and 16.9%, respectively. These shares are held in treasury.


NOTE 6. SUBSEQUENT EVENT
On June 24, 2003 the Fund's shareholders approved changes to its investment policies to permit expanded investment in Russia. The name of the Fund is changed to The Central Europe and Russia Fund, Inc.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                             FOR THE SIX
                                            MONTHS ENDED
                                              APRIL 30,                  FOR THE YEARS ENDED OCTOBER 31,
                                                            --------------------------------------------------------------
                                                   2003       2002          2001         2000         1999         1998
                                                --------    --------     --------      --------     --------      --------
Per share operating performance:
Net asset value:
Beginning of period ..........................   $ 15.93    $  13.83    $   16.14     $   15.99    $   15.74     $   28.00
                                                --------    --------     --------      --------     --------      --------
Net investment income (loss) .................      (.01)       (.07)         .10          (.09)        (.08)          .13
Net realized and unrealized gain (loss) on
   investments and foreign
   currency transactions .....................      2.04        2.37        (2.70)         (.38)         .09         (6.18)
                                                --------    --------     --------      --------     --------      --------
Increase (decrease) from
   investment operations .....................      2.03        2.30        (2.60)         (.47)         .01         (6.05)
                                                --------    --------     --------      --------     --------      --------
Increase resulting from
   share repurchases .........................       .03         .06          .29           .62          .40           .82
                                                --------    --------     --------      --------     --------      --------
Distributions from net
   investment income .........................        --        (.10)          --            --         (.13)         (.01)
Distributions from net realized
   foreign currency gains ....................        --        (.13)          --            --         (.01)           --
Distributions from net realized
   short-term capital gains ..................        --          --          --             --           --         (1.54)
Distributions from net realized
   long-term capital gains ...................        --          --          --             --           --         (5.02)
                                                --------    --------     --------      --------     --------      --------
Total distributions+ .........................        --        (.23)          --            --         (.14)        (6.57)
                                                --------    --------     --------      --------     --------      --------
Dilution in NAV from dividend
   reinvestment ..............................        --        (.03)          --            --         (.02)         (.46)
                                                --------    --------     --------      --------     --------      --------
Net asset value:
   End of period .............................    $17.99     $ 15.93     $  13.83      $  16.14     $  15.99      $  15.74
                                                ========    ========     ========      ========     ========      ========
Market value:
   End of period .............................    $14.80     $ 13.25     $  10.95      $ 11.875     $  12.50      $13.0625
Total investment return for the period:++
   Based upon market value ...................     11.70%      23.43%       (7.79)%       (5.00)%      (3.29)%      (22.89)%
   Based upon net asset value ................     12.93%      17.05%      (14.31)%         .94%        2.48%       (26.09)%
Ratio to average net assets:
   Total expenses before custody credits* ....      1.51%**     1.55%        1.66%         1.37%        1.44%         1.20%
   Net investment income (loss) ..............      (.11)%**    (.44)%        .63%         (.44)%       (.44)%         .56%
Portfolio turnover ...........................     23.69%      57.77%       57.83%        59.17%       60.35%        97.48%
Net assets at end of period (000's omitted) ..  $141,283    $126,467     $111,213      $140,923     $157,265      $173,825

----------
  +For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                --       $0.23           --            --        $0.14         $1.55
       Long term capital gains                        --          --           --            --           --          5.02
                                                   -----       -----        -----         -----        -----         -----
                                                      --       $0.23           --            --        $0.14         $6.57
                                                   -----       -----        -----         -----        -----         -----
++ Total  investment  return based on market value is  calculated  assuming that shares of the Fund's common stock were  purchased at the closing market price as of  the  begin-ning  of the  year,  dividends,  capital  gains  and  other distributions  were  reinvested  as  provided  for  in  the  Fund's  dividend reinvestment  plan and then sold at the closing market price per share on the last day of the year. The computation  does not reflect any sales  commission investors may incur in purchasing  or selling  shares of the Fund.  The total investment  return based on the net asset value is similarly  computed except that the Fund's net asset value is substituted for the closing market value.
*  The  custody  credits  are  attributable  to  interest  earned  on U.S.  cash balances.  The ratios of total expenses after custody  credits to average net assets are 1.50%,  1.54%, 1.62%, 1.35%, 1.43% and 1.17% for 2003, 2002, 2001,
   2000, 1999 and 1998, respectively.
** Annualized.

See Notes to Financial Statements.

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN STRENGER
  CHAIRMAN AND DIRECTOR
  DETLEFBIERBAUM
  DIRECTOR
  JOHN A. BULT
  DIRECTOR
  RICHARDR. BURT
  DIRECTOR
  FRED H. LANGHAMMER
  DIRECTOR
  EDWARD C. SCHMULTS
  DIRECTOR
  EGGERT VOSCHERAU
  DIRECTOR
  ROBERT H. WADSWORTH
  DIRECTOR
  WERNER WALBROL
  DIRECTOR
  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER
  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER
  ROBERT R. GAMBEE
  CHIEF OPERATING OFFICER AND SECRETARY
  JOSEPH M. CHEUNG
  CHIEF FINANCIAL OFFICER AND TREASURER

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN


--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow enrollment in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Comparisons between changes in the Fund's net asset value per share and changes in the CECE and RTX indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]
                                       CEE
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                                       15

           THE CENTRAL EUROPE AND RUSSIA FUND, INC. (THE "REGISTRANT")

                                   FORM N-CSR
                     FOR THE REPORTING PERIOD ENDED 4/30/03

                                     ITEM 9




         The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

         During the six month period ended April 30, 2003, there were no changes in the Registrant's internal controls over financial reporting that have affected, or are reasonably likely to materially affect, these internal controls over financial reporting.


Date:  June 27, 2003

                                        ----------------------------------------
                                        The Central Europe and Russia Fund, Inc.

                             CHIEF EXECUTIVE OFFICER
               SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Richard T. Hale, certify that:

1. I have reviewed this report on Form N-CSR of The Central Europe and Russia Fund, Inc. (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 27, 2003

                               /S/ Richard T. Hale
                          ----------------------------
                                 Richard T. Hale
                             Chief Executive Officer
                    The Central Europe and Russia Fund, Inc.

                             CHIEF EXECUTIVE OFFICER
                FORM N-CSR CERTIFICATION UNDER SARBANES OXLEY ACT


I, Richard T. Hale, certify that:

1. I have reviewed this report on Form N-CSR of The Central Europe and Russia Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
              1940) for the registrant and have:

       (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

       (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

       (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

       (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 27, 2003

                               /S/ Richard T. Hale
                         ------------------------------
                                 Richard T. Hale
                             Chief Executive Officer
                    The Central Europe and Russia Fund, Inc.

                             CHIEF FINANCIAL OFFICER
               SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Joseph M. Cheung, certify that:

1. I have reviewed this report on Form N-CSR of The Central Europe and Russia Fund, Inc. (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 27, 2003

                              /S/ Joseph M. Cheung
                          ----------------------------
                                Joseph M. Cheung
                             Chief Financial Officer
                    The Central Europe and Russia Fund, Inc.

                             CHIEF FINANCIAL OFFICER
                FORM N-CSR CERTIFICATION UNDER SARBANES OXLEY ACT


I, Joseph M. Cheung, certify that:

1. I have reviewed this report on Form N-CSR of The Central Europe and Russia Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
              1940) for the registrant and have:

       (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

       (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

       (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

       (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 27, 2003

                              /S/ Joseph M. Cheung
                           --------------------------
                                Joseph M. Cheung
                             Chief Financial Officer
                    The Central Europe and Russia Fund, Inc.